Common Stock and Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Common Stock and Stockholders' Equity (Deficit)

Note 9. Common Stock and Stockholders’ Equity (Deficit)

Convertible Preferred Stock

Upon the completion of the IPO, all outstanding convertible preferred stock was converted into 34.3 million shares of common stock.

Reverse Stock Split

In April 2014, our board of directors and stockholders approved a one-for-two reverse stock split of our common stock. All share and per share information throughout the consolidated financial statements and notes to the consolidated financial statements have been retroactively adjusted to reflect this reverse stock split.

Common Stock Authorized

At December 31, 2013, there were 80.0 million and 30.0 million shares authorized for Series A and Series B common stock, respectively, and there were 9.9 million and 13.3 million shares outstanding of Series A and Series B common stock, respectively, of which 0.8 million shares of Series B common stock were unvested resulting from employees exercising stock options prior to vesting. Upon the completion of our IPO, each share of Series B common stock was converted into Series A common stock on a one-for-one basis, and the Series A common stock was redesignated as common stock. In addition, we increased the amount of common stock authorized for issuance to 400.0 million common shares with a par value of $0.01 per share.

Employee Equity Plans

Employee Stock Purchase Plan

Our board of directors adopted the Employee Stock Purchase Plan, or ESPP, in February 2014, which became effective in May 2014 upon the effectiveness of the registration statement related to our IPO. The ESPP initially reserved and authorized the issuance of up to 3.6 million shares of common stock. The ESPP provides that the number of shares reserved and available for issuance under the plan automatically increases each January, beginning on January 1, 2015, by the lesser of 1.5 million shares, 1% of the number of shares issued and outstanding on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee.

Under the ESPP, eligible employees are granted options to purchase shares of our common stock through payroll deductions. The ESPP provides for eighteen-month offering periods, which include three six-month purchase periods. At the end of each purchase period, employees are able to purchase shares at 85% of the lower of the fair market value of our common stock at the beginning of an offering period or the fair market value of our common stock at the end of the purchase period. We commenced our first purchase period under the ESPP on May 15, 2014. For the year ended December 31, 2014, 0.4 million shares of common stock were purchased under the ESPP at $7.65 per share, resulting in cash proceeds of $3.3 million. As of December 31, 2014, 3.2 million shares of common stock were available for issuance under the ESPP.

Stock Option and Grant Plan

Our board of directors adopted the 2009 Stock Option and Grant Plan, in July 2009. The 2009 Stock Option and Grant Plan was terminated in connection with our IPO, and accordingly, no shares are available for issuance under this plan. The 2009 Stock Option and Grant Plan continues to govern outstanding awards granted thereunder.

Our board of directors adopted the 2014 Stock Option and Incentive Plan, or the 2014 Plan, in February 2014, which became effective in May 2014 upon the effectiveness of the registration statement related to our IPO. The 2014 Plan serves as the successor to our 2009 Stock Option and Grant Plan. The 2014 Plan initially reserved and authorized the issuance of 7.5 million shares of our common stock. Additionally, shares not issued or subject to outstanding grants under the 2009 Stock Option and Grant Plan rolled into the 2014 Plan, resulting in a total of 8.3 million available shares under the 2014 Plan as of the effective date. The 2014 Plan provides that the number of shares reserved and available for issuance under the plan automatically increases each January 1, beginning on January 1, 2015, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee.

A summary of our stock option and RSU activity for the year ended December 31, 2014 is as follows (in thousands, except per share information):

	Shares Available for Grant	Options Outstanding				RSUs Outstanding
		Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value	Outstanding RSUs	Weighted Average Grant Date Fair Value
				(In years)
Outstanding—January 1, 2014	1,854	10,134	$2.82	8.15	$50,185	811	$6.76
Increase in authorized shares	13,750
Stock options granted	(6,308)	6,308	11.40
RSUs granted	(3,030)					3,030	14.44
Stock options exercised		(3,516)	2.03
RSUs vested						(370)	9.56
Unvested shares repurchased	4
Stock options forfeited or canceled	883	(883)	4.96
RSUs forfeited or cancelled	407					(407)	9.31

Outstanding—December 31, 2014	7,560	12,043	$7.39	8.29	$204,467	3,064	$13.69

Options vested and expected to vest as of December 31, 2014		10,742	$7.07	8.21	$185,866

Options vested and exercisable as of December 31, 2014		4,293	$3.87	7.34	$88,025

The total intrinsic value of stock options exercised during the year ended December 31, 2014, 2013, 2012 was $66.2 million, $4.6 million, and $1.8 million, respectively. Aggregate intrinsic value for options exercised represents the difference between the exercise price and the market value on the date of exercise. The weighted-average grant date fair value of stock options granted during the years ended December 31, 2014, 2013, and 2012 was $7.22, $1.62, and $0.56, respectively.

Aggregate intrinsic value for options outstanding represents the difference between the closing stock price of our common stock and the exercise price of outstanding, in-the-money options. Zendesk’s closing stock price as reported on the New York Stock Exchange, or NYSE as of December 31, 2014 was $24.37.

Share-Based Compensation Expense

All share-based awards to employees and members of our board of directors are measured based on the grant date fair value of the awards and recognized in the consolidated statements of operations over the period during which the employee is required to perform services in exchange for the award (generally the vesting period of the award). We record share-based compensation expense for service-based equity awards using the straight-line attribution method. We record share-based compensation expense for performance-based equity awards using the accelerated attribution method.

We estimate the fair value of stock options granted using the Black-Scholes option valuation model, which requires assumptions, including the fair value of our underlying common stock, expected term, expected volatility, risk-free interest rate and dividend yield of our common stock. These estimates involve inherent uncertainties and the application of management’s judgment. If factors change and different assumptions are used, our share-based compensation expense could be materially different in the future.

These assumptions are estimated as follows:

•	Fair Value of Common Stock. Prior to our IPO in May 2014, our board of directors, with input from management, exercised significant judgment and considered numerous objective and subjective factors to determine the fair value of our common stock as of the date of each option grant. These factors included, but were not limited to: (i) contemporaneous valuations performed by unrelated third-party specialists, (ii) rights, preferences, and privileges of our redeemable convertible preferred stock relative to those of our common stock, (iii) actual operating and financial performance, (iv) relevant precedent transactions involving our capital stock, (v) likelihood of achieving a liquidity event, such as an initial public offering or a sale of our company given prevailing market conditions and the nature and history of our business, (vi) market multiples of comparable companies in our industry, (vii) stage of development, (viii) industry information such as market size and growth, (ix) illiquidity of share-based awards involving securities in a private company, and (x) macroeconomic conditions.

Since our IPO, we have used the market closing price for our common stock as reported on the NYSE.

•	Expected Term. We determine the expected term based on the average period the stock options are expected to remain outstanding generally calculated as the midpoint of the stock options vesting term and contractual expiration period, as we do not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior.

•

Expected Volatility.    We determine the price volatility factor based on the historical volatility of publicly traded industry peers. To determine our peer group of companies, we consider public companies in the technology industry and select those that are similar to us in size, stage of life cycle, and financial leverage. We do not rely on implied volatilities of traded options in our industry peers’ common stock because the volume of activity is relatively low. We intend to continue to consistently apply this methodology using the same or similar public companies until a sufficient amount of historical information regarding the volatility of our own common stock price becomes available, or unless circumstances change such that the identified companies are no longer similar to us, in which case, more suitable companies whose share prices are publicly available would be utilized in the calculation.

•	Risk-Free Interest Rate. We base the risk-free interest rate used in the Black-Scholes valuation model on the yield available on U.S. Treasury zero-coupon issues with an equivalent remaining term of the stock options for each stock option group.

•	Dividend Yield. We have not paid and do not anticipate paying any cash dividends in the foreseeable future and, therefore, use an expected dividend yield of zero.

The assumptions used to estimate the fair value of stock options granted to employees are as follows:

	Year Ended December 31,
	2012	2013	2014
Expected volatility	57%—59%	50%—63%	54%—56%
Dividend rate	0%	0%	0%
Risk-free interest rate	0.68%—1.47%	0.63%—2.02%	1.75%—2.02%
Expected term (in years)	5.28—6.27	4.47—6.27	6.02—6.50

The assumptions used to estimate the fair value of ESPP awards are as follows:

Year Ended December 31, 2014
Expected volatility	45%—49%
Dividend rate	0%
Risk-free interest rate	0.05%—0.35%
Expected term (in years)	0.50—1.5

In addition to the assumptions used in the Black-Scholes option valuation model, we must also estimate a forfeiture rate to calculate the share-based compensation expense for our awards. Our forfeiture rate is based on an analysis of our actual forfeitures. We will continue to evaluate the appropriateness of the forfeiture rate based on actual forfeiture experience, analysis of employee turnover, and other factors. Changes in the estimated forfeiture rate can have a significant impact on our share-based compensation expense as the cumulative effect of adjusting the rate is recognized in the period the forfeiture estimate is changed. If a revised forfeiture rate is higher than the previously estimated forfeiture rate, an adjustment is made that will result in a decrease to the share-based compensation expense recognized in our financial statements. If a revised forfeiture rate is lower than the previously estimated forfeiture rate, an adjustment is made that will result in an increase to the share-based compensation expense recognized in our financial statements.

We will continue to use judgment in evaluating the expected volatility, expected term, and forfeiture rate utilized in our share-based compensation expense calculations on a prospective basis. As we continue to accumulate additional data related to our common stock, we may refine our estimates of expected volatility, expected term, and forfeiture rates, which could materially impact our future share-based compensation expense.

In the years ended December 31, 2014 and 2013 we recorded $4.3 million and $1.7 million share-based compensation expense related to the accelerated vesting of certain stock options resulting from employee terminations, respectively. No such expense was recorded in the year ended December 31, 2012.

In September 2012, in connection with our sale of the Series D redeemable convertible preferred stock, the purchasers of the Series D redeemable convertible preferred stock conducted a tender offer to acquire approximately 8.0 million shares of common stock from employees, former employees, and other existing investors. In connection with the tender offer, we waived any rights of first refusal or other transfer restrictions applicable to such shares. The shares were repurchased from the stockholders at a purchase price of $9.62 per share. As a result of this transaction, we recorded a total of $8.6 million in share-based compensation expense in the year ended December 31, 2012 for the difference between the price paid for shares held by our employees and former employee stockholders and the estimated fair market value on the date of the transaction. Of the total share-based compensation expense, we recorded $20,000, $3.9 million, $1.0 million, and $3.7 million in cost of revenue, research and development, sales and marketing, and general and administrative expenses, respectively.

In connection with the tender offer, we recorded $8.3 million in deemed dividends, within additional paid-in capital, for the difference between the price paid for shares held by stockholders that were not employees or former employees and the estimated fair market value on the date of the transaction.

Early Exercise of Stock Options and Purchase of Unvested Stock Awards

Common stock purchased pursuant to an early exercise of stock options or unvested stock awards is not deemed to be outstanding for financial reporting purposes until those shares vest. Therefore, cash received in exchange for unvested shares is recorded as a liability and is transferred into common stock and additional paid-in capital as the shares vest. Upon termination of service, we may, at our discretion, repurchase unvested shares acquired through early exercise of stock options or purchase of unvested stock awards at a price equal to the price per share paid upon the exercise of such options or the purchase of such unvested stock awards. As of December 31, 2014 and 2013 there were 0.6 million and 0.8 million shares outstanding as a result of early exercise of stock options and purchase of unvested stock awards by our employees and directors that were classified as accrued liabilities for an aggregated amount of $2.1 million and $1.4 million, respectively.

Treasury Stock

We repurchased 0.5 million shares of common stock in the year ended December 31, 2011 and recorded the repurchased shares as treasury shares in the stockholders’ equity (deficit) section of the balance sheet at cost.